SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported November 1, 1999
                                                        ----------------


                                CIGNA Corporation
                                -----------------
             (Exact name of registrant as specified in its charter)



       Delaware                      1-8323                     06-1059331
       --------                      ------                     ----------
(State or other jurisdiction      (Commission                  (IRS Employer
   of incorporation)               File Number)              Identification No.)



                      One Liberty Place, 1650 Market Street
                      Philadelphia, Pennsylvania 19192-1550
                      -------------------------------------
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:


                                 (215) 761-1000
                                 --------------


                                 Not Applicable
                       ----------------------------------
          (Former name or former address, if changed since last report)

Item 5.    Other Events.
           -------------

           On November 1, 1999, the registrant issued a news release, a copy of which is filed as Exhibit 20 hereto and is incorporated herein by reference.


CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         CIGNA and its representatives may from time to time make written or oral forward-looking statements, including statements contained in CIGNA's filings with the Securities and Exchange Commission and in its reports to shareholders. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, CIGNA cautions that actual results could differ materially from those contained in any forward-looking statement made by or on behalf of CIGNA depending on the outcome of certain factors (some of which are described with the forward-looking statements) including: 1) increases in medical costs in CIGNA's health care operations, including increases in utilization and costs of medical services; 2) increased medical, administrative or other costs resulting from legislative, regulatory and potential litigation challenges to CIGNA's health care business; 3) heightened competition, particularly price competition, reducing product margins and constraining growth in CIGNA's businesses; 4) significant changes in interest rates; 5) significant stock market declines resulting in payments contingent on certain variable annuity account values; 6) the effect on CIGNA's international operations and investments of further significant deterioration in Latin American and Asian economies; and 7) proposals to change federal corporate income taxes. CIGNA cautions that the foregoing list of important factors may not be complete. CIGNA does not undertake to update any forward-looking statement that may be made from time to time by or on behalf of CIGNA.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

     (c) The exhibit accompanying this report is listed in the Index to Exhibits.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           CIGNA CORPORATION



Date:  November 2, 1999                    By: /s/ James A. Sears
                                               ---------------------
                                               James A. Sears
                                               Vice President and
                                               Chief Accounting Officer

                                Index to Exhibits

Number                     Description                         Method of Filing

20                         CIGNA Corporation                   Filed herewith
                           news release dated
                           November 1, 1999